                                                                    Exhibit 99.1

      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes
      Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1
      Report for the Month Ended February 29, 2004

I.    Noteholder Information

A.    Identification of Notes

      Series      Description                                 Cusip #           Due Date
      --------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes...................280907AP1.........December 1, 2035
      1999-1B     Senior Auction Rate Notes...................280907AQ9.........December 1, 2035
      1999-1C     Subordinate Auction Rate Notes..............280907AR7.........December 1, 2035
      2000-1A     Senior Auction Rate Notes...................280907AS5.........December 1, 2035
      2000-1B     Senior Auction Rate Notes...................280907AT3.........December 1, 2035
      2000-1C     Subordinate Auction Rate Notes..............280907AU0.........December 1, 2035
      2001-1A     Senior Auction Rate Notes...................280907AV8.........December 1, 2035
      2001-1B     Senior Auction Rate Notes...................280907AW6.........December 1, 2035
      2001-1C     Subordinate Auction Rate Notes..............280907AX4.........December 1, 2035
      2002-1A     Senior Auction Rate Notes...................280907AY2.........December 1, 2035
      2002-1B     Senior Auction Rate Notes...................280907AZ9.........December 1, 2035
      2002-1C     Subordinate Auction Rate Notes..............280907BA3.........December 1, 2035
      2003-1A     Senior Auction Rate Notes...................280907BB1.........December 1, 2035
      2003-1B     Senior Auction Rate Notes...................280907BC9.........December 1, 2035
      2003-1C     Senior Auction Rate Notes...................280907BD7.........December 1, 2035
      2003-1D     Subordinate Auction Rate Notes..............280907BE5.........December 1, 2035

B.    Notification of Redemption Call of Notes

      Series 1999-1:
        None
      Series 2000-1:
        None
      Series 2001-1:
        None
      Series 2002-1:
        None
      Series 2003-1:
        None

C.    Principal Outstanding - February, 2004

                              Principal           Principal             Principal             Principal
                           Outstanding,            Borrowed              Payments          Outstanding,
      Series             Start of Month        During Month          During Month          End of Month
      --------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A         $ 78,000,000.00               $0.00                 $0.00       $ 78,000,000.00
        1999-1B           39,000,000.00                0.00                  0.00         39,000,000.00
        1999-1C            9,300,000.00                0.00                  0.00          9,300,000.00
                  --------------------------------------------------------------------------------------
        Total            126,300,000.00                0.00                  0.00        126,300,000.00
                  --------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A           54,100,000.00                0.00                  0.00         54,100,000.00
        2000-1B           54,100,000.00                0.00                  0.00         54,100,000.00
        2000-1C           22,000,000.00                0.00                  0.00         22,000,000.00
                  --------------------------------------------------------------------------------------
        Total            130,200,000.00                0.00                  0.00        130,200,000.00
                  --------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A           79,000,000.00                0.00                  0.00         79,000,000.00
        2001-1B           79,000,000.00                0.00                  0.00         79,000,000.00
        2001-1C           23,800,000.00                0.00                  0.00         23,800,000.00
                  --------------------------------------------------------------------------------------
        Total            181,800,000.00                0.00                  0.00        181,800,000.00
                  --------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A           82,700,000.00                0.00                  0.00         82,700,000.00
        2002-1B           82,700,000.00                0.00                  0.00         82,700,000.00
        2002-1C           24,500,000.00                0.00                  0.00         24,500,000.00
                  --------------------------------------------------------------------------------------
        Total            189,900,000.00                0.00                  0.00        189,900,000.00
                  --------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A           52,000,000.00                0.00                  0.00         52,000,000.00
        2003-1B           67,000,000.00                0.00                  0.00         67,000,000.00
        2003-1C           69,000,000.00                0.00                  0.00         69,000,000.00
        2003-1D           30,500,000.00                0.00                  0.00         30,500,000.00
                  --------------------------------------------------------------------------------------
        Total            218,500,000.00                0.00                  0.00        218,500,000.00
                  --------------------------------------------------------------------------------------
      Totals            $846,700,000.00               $0.00                 $0.00       $846,700,000.00
                  ======================================================================================

D.    Accrued Interest Outstanding - February, 2004

                       Accrued Interest            Interest              Interest      Accrued Interest              Interest
                           Outstanding,             Accrued              Payments          Outstanding,            Rate As Of
      Series             Start of Month        During Month          During Month          End of Month          End Of Month
      ------------------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A             $ 66,083.33         $ 71,023.33           $ 74,013.33           $ 63,093.33              1.12000%
        1999-1B               31,958.33           35,381.67             35,793.33             31,546.67              1.12000%
        1999-1C                9,041.67            9,816.67             10,126.67              8,731.67              1.30000%
                  --------------------------------------------------------------------------------------
        Total                107,083.33          116,221.67            119,933.33            103,371.67
                  --------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                5,094.42           49,185.91             47,547.89              6,732.44              1.12000%
        2000-1B               43,280.00           50,042.50             50,493.33             42,829.17              1.14000%
        2000-1C                2,383.33           22,990.00             22,244.44              3,128.89              1.28000%
                  --------------------------------------------------------------------------------------
        Total                 50,757.75          122,218.41            120,285.66             52,690.50
                  --------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A               42,901.39           70,024.72             70,661.11             42,265.00              1.07000%
        2001-1B               25,236.11           72,943.33             70,661.11             27,518.33              1.14000%
        2001-1C               14,048.61           24,560.28             23,138.89             15,470.00              1.30000%
                  --------------------------------------------------------------------------------------
        Total                 82,186.11          167,528.33            164,461.11             85,253.33
                  --------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A               61,818.25           76,290.75             75,257.00             62,852.00              1.14000%
        2002-1B               40,431.11           73,281.39             70,754.44             42,958.06              1.10000%
        2002-1C               14,155.56           26,235.41             24,772.22             15,618.75              1.35000%
                  --------------------------------------------------------------------------------------
        Total                116,404.92          175,807.55            170,783.66            121,428.81
                  --------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A               14,300.00           46,222.22             44,488.89             16,033.33              1.11000%
        2003-1B                4,168.89           60,337.22             58,364.44              6,141.67              1.10000%
        2003-1C               52,018.33           63,748.34             63,326.67             52,440.00              1.14000%
        2003-1D               17,622.22           32,660.42             30,838.89             19,443.75              1.35000%
                  --------------------------------------------------------------------------------------
        Total                 88,109.44          202,968.20            197,018.89             94,058.75
                  --------------------------------------------------------------------------------------
      Totals                $444,541.55         $784,744.16           $772,482.65           $456,803.06
                  ======================================================================================

E.    Net Loan Rates for Next Interest Period

                        Interest Period
      Series              Starting Date       Net Loan Rate
      ------------------------------------------------------
      Series 1999-1:
        1999-1A               31-Mar-04               5.38%
        1999-1B               31-Mar-04               5.37%
        1999-1C               31-Mar-04               5.00%
      Series 2000-1:
        2000-1A               25-Mar-04               5.40%
        2000-1B               01-Apr-04               5.39%
        2000-1C               25-Mar-04               5.07%
      Series 2001-1:
        2001-1A               08-Apr-04               5.50%
        2001-1B               14-Apr-04               5.41%
        2001-1C               08-Apr-04               5.05%
      Series 2002-1:
        2002-1A               02-Apr-04               5.41%
        2002-1B               12-Apr-04               5.44%
        2002-1C               12-Apr-04               5.00%
      Series 2003-1:
        2003-1A               16-Apr-04               5.44%
        2003-1B               26-Mar-04               5.43%
        2003-1C               02-Apr-04               5.41%
        2003-1D               12-Apr-04               5.00%

F.    Noteholders' Carry-Over Amounts - February, 2004

                             Carry-Over                                          Carry-Over
                               Amounts,        Additions         Payments          Amounts,
      Series             Start of Month     During Month     During Month      End of Month
      --------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00            $0.00            $0.00             $0.00
        1999-1B                    0.00             0.00             0.00              0.00
        1999-1C                    0.00             0.00             0.00              0.00
                  --------------------------------------------------------------------------
        Total                      0.00             0.00             0.00              0.00
                  --------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00             0.00             0.00              0.00
        2000-1B                    0.00             0.00             0.00              0.00
        2000-1C                    0.00             0.00             0.00              0.00
                  --------------------------------------------------------------------------
        Total                      0.00             0.00             0.00              0.00
                  --------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                    0.00             0.00             0.00              0.00
        2001-1B                    0.00             0.00             0.00              0.00
        2001-1C                    0.00             0.00             0.00              0.00
                  --------------------------------------------------------------------------
        Total                      0.00             0.00             0.00              0.00
                  --------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                    0.00             0.00             0.00              0.00
        2002-1B                    0.00             0.00             0.00              0.00
        2002-1C                    0.00             0.00             0.00              0.00
                  --------------------------------------------------------------------------
        Total                      0.00             0.00             0.00              0.00
                  --------------------------------------------------------------------------
      Series 2003-1:
        2003-1A                    0.00             0.00             0.00              0.00
        2003-1B                    0.00             0.00             0.00              0.00
        2003-1C                    0.00             0.00             0.00              0.00
        2003-1D                    0.00             0.00             0.00              0.00
                  --------------------------------------------------------------------------
        Total                      0.00             0.00             0.00              0.00
                  --------------------------------------------------------------------------
      Totals                      $0.00            $0.00            $0.00             $0.00
                  ==========================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - February, 2004

                                Accrued            Interest              Interest               Accrued
                              Interest,             Accrued              Payments             Interest,
      Series             Start of Month        During Month          During Month          End of Month
      --------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00               $0.00                 $0.00                 $0.00
        1999-1B                    0.00                0.00                  0.00                  0.00
        1999-1C                    0.00                0.00                  0.00                  0.00
                  --------------------------------------------------------------------------------------
        Total                      0.00                0.00                  0.00                  0.00
                  --------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00                0.00                  0.00                  0.00
        2000-1B                    0.00                0.00                  0.00                  0.00
        2000-1C                    0.00                0.00                  0.00                  0.00
                  --------------------------------------------------------------------------------------
        Total                      0.00                0.00                  0.00                  0.00
                  --------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                    0.00                0.00                  0.00                  0.00
        2001-1B                    0.00                0.00                  0.00                  0.00
        2001-1C                    0.00                0.00                  0.00                  0.00
                  --------------------------------------------------------------------------------------
        Total                      0.00                0.00                  0.00                  0.00
                  --------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                    0.00                0.00                  0.00                  0.00
        2002-1B                    0.00                0.00                  0.00                  0.00
        2002-1C                    0.00                0.00                  0.00                  0.00
                  --------------------------------------------------------------------------------------
        Total                      0.00                0.00                  0.00                  0.00
                  --------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A                    0.00                0.00                  0.00                  0.00
        2003-1B                    0.00                0.00                  0.00                  0.00
        2003-1C                    0.00                0.00                  0.00                  0.00
        2003-1D                    0.00                0.00                  0.00                  0.00
                  --------------------------------------------------------------------------------------
        Total                      0.00                0.00                  0.00                  0.00
                  --------------------------------------------------------------------------------------
      Totals                      $0.00               $0.00                 $0.00                 $0.00
                  ======================================================================================

II.   Fund Information

A.    Reserve Funds - February, 2004

                                                                               Amount
                                                                   ------------------
      Balance, Start of Month.....................................     $13,015,500.00
      Additions During Month (From Issuance of Notes).............               0.00
      Less Withdrawals During Month...............................               0.00
                                                                   ------------------
      Balance, End of Month.......................................     $13,015,500.00
                                                                   ==================

B.    Capitalized Interest Accounts - February, 2004

                                                                               Amount
                                                                   ------------------
      Balance, Start of Month.....................................              $0.00
      Additions During Month (From Issuance of Notes).............               0.00
      Less Withdrawals During Month...............................               0.00
                                                                   ------------------
      Balance, End of Month.......................................              $0.00
                                                                   ==================

C.    Acquisition Accounts - February, 2004

                                                                               Amount
                                                                     -----------------
      Balance, Start of Month.....................................    $  1,569,770.78
      Additions During Month:
        Acquisition Funds from Note Issuance......................               0.00
        Recycling from Surplus Funds..............................      38,400,000.00
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired........................................               0.00
        Accrued Income............................................               0.00
        Premiums and Related Acquisition Costs....................               0.00
      Less Withdrawals for Eligible Loans:
        Total Principal Acquired..................................     (32,258,283.79)
        Accrued Interest Acquired.................................         (43,151.14)
        Origination Fees Charged..................................           3,637.78
        Premiums and Related Acquisition Costs....................        (450,420.10)
                                                                     ----------------
        Net Costs of Loans Acquired...............................     (32,748,217.25)
                                                                     ----------------
      Balance, End of Month.......................................    $  7,221,553.53
                                                                     ================

D.    Alternative Loan Guarantee Accounts - February, 2004

                                                                                                 Amount
                                                                                  ---------------------
      Balance, Start of Month...................................................         $ 4,496,899.80
      Additions During Month (Initial Purchase of Student Loans)................                   0.00
      Guarantee Fees Received (Refunded) During Month...........................             647,361.83
      Interest Received During Month............................................               2,798.75
      Other Additions (Transfers) During Month..................................          (1,592,742.63)
      Less Withdrawals During Month for Default Payments........................            (653,867.20)
                                                                                  ---------------------
      Balance, End of Month.....................................................         $ 2,900,450.55
                                                                                  =====================

III.  Student Loan Information

A.    Student Loan Principal Outstanding - February, 2004

                                                                                                 Amount
                                                                                  ---------------------
      Balance, Start of Month...................................................        $795,891,073.49
      Initial Purchase of Eligible Loans........................................                   0.00
      Loans Purchased / Originated..............................................          32,258,283.79
      Capitalized Interest......................................................             721,018.41
      Less Principal Payments Received..........................................         (13,154,017.09)
      Less Defaulted Alternative Loans Transferred..............................            (633,160.87)
      Less Sale of Loans........................................................         (26,283,079.39)
      Other Increases (Decreases)...............................................              (9,731.96)
                                                                                  ---------------------
      Balance, End of Month.....................................................        $788,790,386.38
                                                                                  =====================

B. Composition of Student Loan Portfolio as of February 29, 2004

                                                                                                 Amount
                                                                                  ---------------------
      Aggregate Outstanding Principal Balance...................................        $788,790,386.38
      Number of Borrowers.......................................................                106,716
      Average Outstanding Principal Balance Per Borrower........................        $         7,391
      Number of Loans (Promissory Notes)........................................                219,505
      Average Outstanding Principal Balance Per Loan............................        $         3,593
      Weighted Average Interest Rate............................................                   4.04%

C. Distribution of Student Loan Portfolio by Loan Type as of February 29, 2004

                                                                            Outstanding
                                                                              Principal
      Loan Type                                                                 Balance          Percent
      --------------------------------------------------------------------------------------------------
      Stafford - Subsidized..................................           $220,660,119.93            28.0%
      Stafford - Unsubsidized................................            160,187,145.06            20.3%
      Stafford - Nonsubsidized...............................                 11,320.99             0.0%
      PLUS...................................................             44,781,755.19             5.7%
      SLS....................................................                 69,499.04             0.0%
      Consolidation..........................................            142,604,276.91            18.1%
      Alternative............................................            220,476,269.26            28.0%
                                                                ---------------------------------------
      Total..................................................           $788,790,386.38           100.0%
                                                                =======================================

D. Distribution of Student Loan Portfolio by Interest Rate as of February 29,
2004

                                                                   Outstanding
                                                                     Principal
      Interest Rate                                                    Balance           Percent
      ------------------------------------------------------------------------------------------
      Less Than 3.00%........................................  $   185,551,410.27          23.5%
      3.00% to 3.49%.........................................  $   231,320,709.12          29.3%
      3.50% to 3.99%.........................................  $    26,971,838.18           3.4%
      4.00% to 4.49%.........................................  $   163,325,718.34          20.7%
      4.50% to 4.99%.........................................  $    24,089,871.22           3.1%
      5.00% to 5.49%.........................................  $    67,895,626.58           8.6%
      5.50% to 5.99%.........................................  $     5,723,743.36           0.7%
      6.00% to 6.49%.........................................  $    26,409,043.35           3.3%
      6.50% to 6.99%.........................................  $    13,843,617.48           1.8%
      7.00% to 7.49%.........................................  $    23,563,797.97           3.0%
      7.50% to 7.99%.........................................  $     6,013,502.99           0.8%
      8.00% to 8.49%.........................................  $     8,161,337.85           1.0%
      8.50% or Greater.......................................  $     5,920,169.67           0.8%
                                                            ------------------------------------
      Total..................................................  $788,790,386.38            100.0%
                                                            ====================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of February 29, 2004

                                                                      Outstanding
                                                                        Principal
      Borrower Payment Status                                             Balance         Percent
      -------------------------------------------------------------------------------------------
      School...............................................       $190,276,003.48           24.1%
      Grace................................................         53,040,284.18            6.7%
      Repayment............................................        417,496,055.92           52.9%
      Deferment............................................        105,010,947.50           13.3%
      Forbearance..........................................         22,967,095.30            2.9%
                                                            -------------------------------------
      Total................................................       $788,790,386.38          100.0%
                                                            =====================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of February 29, 2004

                                                                  Percent by Outstanding Balance
                                                            ---------------------------------------
                                                Outstanding         Excluding
                                                  Principal      School/Grace          All Loans in
      Delinquency Status                            Balance      Status Loans             Portfolio
      ---------------------------------------------------------------------------------------------
      31 to 60 Days.....................     $18,650,108.81              3.4%                  2.4%
      61 to 90 Days.....................      13,066,939.96              2.4%                  1.7%
      91 to 120 Days....................       7,843,583.15              1.4%                  1.0%
      121 to 180 Days...................       8,487,943.73              1.6%                  1.1%
      181 to 270 Days...................       9,427,720.99              1.7%                  1.2%
      Over 270 Days.....................       2,469,334.81              0.5%                  0.3%
      Claims Filed, Not Yet Paid........       2,092,566.07              0.4%                  0.3%
                                          ---------------------------------------------------------
      Total.............................     $62,038,197.52             11.4%                  7.9%
                                          =========================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of February 29, 2004

                                                                      Outstanding
                                                                        Principal
      Guarantee Status                                                    Balance           Percent
      ---------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%............................      $    790,200.86              0.1%
      FFELP Loan Guaranteed 98%.............................       567,523,916.26             71.9%
      Alternative Loans Non-Guaranteed......................       220,476,269.26             28.0%
                                                              -------------------------------------
      Total.................................................      $788,790,386.38            100.0%
                                                              =====================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of February 29, 2004

                                                                      Outstanding
                                                                        Principal
      Guarantee Agency                                                    Balance               Percent
      -------------------------------------------------------------------------------------------------
      Education Assistance Corporation......................      $417,371,338.46                 52.9%
      Great Lakes Higher Education Corporation..............       117,815,033.26                 14.9%
      California Student Aid Commission.....................         8,781,901.87                  1.1%
      Student Loans of North Dakota.........................         8,144,548.95                  1.0%
      Texas GSLC............................................         2,709,171.22                  0.3%
      Pennsylvania Higher Education Assistance
       Agency...............................................         3,037,471.37                  0.4%
      United Student Aid Funds, Inc.........................         8,078,733.12                  1.0%
      Other Guarantee Agencies..............................         2,375,918.87                  0.3%
      Alternative Loans Non-Guaranteed......................       220,476,269.26                 28.0%
                                                               ----------------------------------------
      Total.................................................      $788,790,386.38                100.0%
                                                               ========================================

I.    Fees and Expenses Accrued For / Through  February, 2004

                                                                        For The 2
                                                                     Months Ended
                                             February, 2004         Feb. 29, 2004
                                            -------------------------------------
      Servicing Fees......................      $690,198.52         $1,386,603.20
      Treas Mgmt / Lockbox Fees...........        12,947.91             21,148.46
      Indenture Trustee Fees..............        15,489.10             33,516.22
      Broker / Dealer Fees................       170,515.98            352,791.66
      Auction Agent Fees..................        10,230.94             21,167.51
      Other Permitted Expenses............             0.00                  0.00
                                            -------------------------------------
      Total...............................      $899,382.45         $1,815,227.05
                                            =====================================

J.    Ratio of Assets to Liabilities as of February 29, 2004

                                                                           Amount
                                                            ---------------------
      Total Indenture Assets........................              $865,462,116.85
      Total Indenture Liabilities...................               847,953,829.38
                                                            ---------------------
      Ratio.........................................                      102.06%
                                                            =====================

K. Senior and Subordinate Percentages as of February 29, 2004

                                                                           Amount
                                                            ---------------------
      Aggregate Values..................................          $866,045,321.30
                                                            =====================
      Senior Notes Outstanding Plus Accrued Interest....           736,994,410.00
                                                            =====================
      All Notes Outstanding Plus Accrued Interest.......           847,156,802.88
                                                            =====================
      Dividend Prerequisites:

        Senior Percentage (Requirement = 112%)..........                  117.51%
                                                            =====================
        Subordinate Percentage (Requirement = 102%).....                  102.23%
                                                            =====================
        Available for Dividend - Excess (Shortage)

         Over Dividend Prerequisites....................            $1,945,382.36
                                                            =====================

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